Exhibit 99.1

 Annual Meeting  FY 2017

Agenda

- Annual Meeting Business
  - Call to Order – Jeff Taylor
  - Board Members – Jeff Taylor
  - Introduction of Board Slate – Jeff Taylor
  - Reading of FY 2016 Annual Meeting Minutes – Bill Couser
  - Introduction of CEO – Bill Couser
- State of the Company
  - Year in Review – Eric Hakmiller
  - Commercial Outlook – Blair Picard
  - Operational Performance– Darrel Boll
  - Financial Director – Kris Strum
- PureStream Protein Status
  - Operational & Commercial Review – Eric Hakmiller

- Ballots Closed
- Questions
- Election Results – Kris Strum
- Adjourn

Ballots will be accepted until the question Period to allow time for them to be counted

Board Members

- Jeff Taylor
  - Chairman of the Board
- Brian Conrad
  - Vice Chairman
  - Audit Committee Chairman
  - Finance Committee Member
  - Nominating & Corp. Governance
  - Ad Hoc Risk Committee Member
- Terry Wycoff
  - Treasurer
  - Finance Committee Chairman
  - Nominating & Corp Governance Member
- Bill Couser
  - Secretary
  - HR & Compensation Committee Member
  - Finance Committee Member
  - Ad Hoc Risk Committee Member
- Jim Hill
  - Risk Committee Chairman
  - HR & Compensation Committee Member
  - Finance Committee Member
- Tim Fevold
  - Nominating & Corp. Governance Chairman
  - Audit Committee Member
- Rick Vaughan
  - Audit Committee Member
  - HR & Compensation Committee Member
  - Ad Hoc Risk Committee Member
- Kurt Olsen
  - HR & Compensation Committee Chairman
  - Nominating & Corp. Governance Member
  - Ad Hoc Risk Committee Member
- Jim Dickson
  - Audit Committee Member
  - HR & Compensation Committee Member
- Jim Hill
  - Ad Hoc Risk Committee Chairman
  - HR & Compensation Committee Member

 Board of Directors Slate   Bill Couser Tim Gibbons Rick Vaughan Terry Wycoff

 Bill CouserBoard SecretaryReading of the Minutes

 State of the CompanyFY 2017 & Q1 2018

 Forward Looking Statement   This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are made in good faith by Lincolnway Energy, LLC and are identified by including terms such as “may,” “will,” “should,” “expects,” “anticipates,” “estimates,” “plans,” or similar language. All of these forward-looking statements are expressly qualified by the risk factors contained in our filings with the Securities and Exchange Commission, including without limitation, those identified in our annual report on Form 10-K for the fiscal year ended September 30, 2017. These risk factors could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of Lincolnway Energy and include, without limitation, competition in the ethanol industry, commodity market risks, financial market risks, counter-party risks, and risks associated with changes to federal policy or regulation. The forward-looking statements contained in this presentation are included in the safe harbor protection provided by Section 27A of the Securities Act of 1933. Lincolnway Energy does not undertake to update any forward-looking statement made herein or which may be made from time to time by or on behalf of Lincolnway Energy unless an update is required by applicable securities laws.

Company Direction

LINCOLNWAY ENERGY

Mission

- *Our mission is to produce clean renewable energy, maintain a safe and rewarding place to work and maximize shareholder value as a locally owned independent ethanol producer.*

Board Priorities FY 2018

- Distribution payment to investors
- Execute the PureStream™ Protein commercial program
- Increase efficiency in base operations
- Development of the adjacent real estate (DuPont and Ag Land)

Management Team

LINCOLNWAY ENERGY

Eric Hakmiller
President

- **Darrel Boll** – Operations Director
  - **Plant Oversight**
    - Maintenance
    - Engineering
    - Production
    - Logistics
    - Capex
- **Kris Strum** – Financial Director
  - **Company Control**
    - Finance
    - SEC Comp.
    - Cash Flow
    - Project Returns
    - Infor Systems
- **Blair Picard** – Commercial Director
  - **Market Oversight**
    - Corn Buying
    - Ethanol Sales
    - DDGS Sales
    - Corn Oil Sales
    - Rail Car Use

 Year in Review  FY 2017 & FY 2018 Q1Commercial Blair Picard

 Ethanol +DDGS +Corn Oil –Corn = Gross Margin“Gross Margin is what the world will pay for corn ethanol”  Key Performance Drivers  CommercialEthanol Supply & DemandCorn Supply & DemandGlobalLocalGrain Feed MarketsCorn Oil Markets    FY 2017 Gross Margin Up $0.058 per gallonover previous year

 Ethanol Supply

 Ethanol Demand  Good Domestic Demand

 Ethanol Demand    Export Demand

 DDGS

 Corn Oil    Compounded Annual GrowthIndustry 17%LWE 34%

 Year in Review  FY 2017 & FY 2018 Q1OperationsDarrel Boll

Key Performance Drivers

<u>Operational</u>

- Ethanol Production
- Ethanol Yields
- Corn Oil Production
- Corn Oil Yields

<u>Results</u>

- Record Ethanol Production
- Record Yields
- Record Corn Oil Production
- Record Corn Oil Yield

Ethanol Production  62 Million Gallons is aLincolnway Energy Record

 Ethanol Production

 Corn Oil Production

 Corn Oil Yield Development  This is among the top extraction rates in the industry

 Year in Review  FY 2017 & FY 2018 Q1Finance Kris Strum

 Net Income

 Cash Flow  OperatingActivity  $8,886,492  Financing$4,222,429  Cash Flow  $13,379,588  CapitalInvestment  $12,328,363  Cash Change: ($270,667)

 Share Value

 PureStream™ Protein Status  Operational & Commercial Review

 PureStream™ Protein Over View  Operational Status  We have the ability to separate fiber from protein and sugar before fermentationWe are installing a compression drying systemOur focus is to sell to mono-gastric animals (pigs and chickens) in the local Iowa marketWe have done research at Iowa State, Kansas State, University of Illinois and University of Minnesota

     Fiber Separation  Fiber separation is a solubility separationThe process is covered under a patent licensed to LincolnwayWe are running this step today                                                Corn Mash                                                                DDGS  Fermentation

     Protein Concentrating  Fermentation removes the sugarCentrifuges remove the oilProtein is ready for drying                                PostFermentation          Oil Extracted  PureStream Protein

   Compression Drying System                        DDGS Barn  Coal Silo  Coal Silo  CoalLoadOut  Coal Boiler Building              Dryer  Dryer  Dryer                          Dryer  Cooler  Cooler            Return Conveyor  Dryer Unit  Decanter  Steam Tube Dryers      Decanter

 Product Profile  Features

 Value  Soy Meal Value  Protein Value Curve

 Final Comments  Ani-tek has been hired as our nutritional/commercial agents in local marketsGavilon is going to handle any other marketWeb site being preparedProduct has been registered for saleWe are in discussions with several parties – waiting until we get a handle on the product specs we are going to produce.

 Additional Fermentation  Project Status

 Fermenter  We are adding a new 730 k gallon fermenter on the north side of fermentation allyThis will allow an additional 8 hours of ferm timeThis benefit will be higher yields

 Increased Efficiency

 Increased Efficiency

 Election Closed

 Questions

 Election Results  Kris Strum

 Adjourn